UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/02/2009

Tower Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34277

Pennsylvania	25-1445946
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

112 Market Street, Harrisburg, Pennsylvania 17101
(Address of principal executive offices, including zip code)

(717) 231-2700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 1, 2009, Kermit G. Hicks notified the Registrant of his decision to retire as Chairman and a director of the Registrant and as a director of the Registrant's wholly-owned subsidiary, Graystone Tower Bank, effective August 31, 2009. The retirement of Mr. Hicks does not involve any disagreement with the Registrant. A copy of a press release issued by the Registrant on July 2, 2009 is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits

        Exhibit No.        Description

        99.1                Press Release issued July 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Bancorp, Inc.

Date: July 02, 2009	By:	/s/ Andrew S. Samuel
Andrew S. Samuel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	press_release_issued_july_2_2009